Supplement Dated January 1, 2009

to Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Executive Group Plans

This supplement updates the Group Variable Universal Life Insurance prospectus to permit issuance using the 2001 CSO Commissioners Standard Ordinary Tables to meet legal requirements for sales after December 31, 2008.

In the “Cost of Insurance” section at the top of page 13, the second sentence is replaced with the following:

The guaranteed maximum rates may be up to 200% of the 2001 CSO Table.

The following paragraph replaces the third paragraph in the section “Adjustment in the Death Benefit,” and appears on page 26 in the Group Variable Universal Life prospectus:

Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 2001 CSO Table.

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group. In this supplement, we list the 16 funds that are available to you under the Executive Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted – 2.60% of each premium payment.
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender).	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current Charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current Charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[1]		Maximum - $50.48 Minimum - $0.04
Charge for a Representative Certificate Owner	Deducted monthly	Representative guaranteed charge - $0.69[4]
*Additional Insurance Benefits[2]:
* Spouse and Child Term Insurance	Deducted monthly	Maximum - $0.096[3] Minimum - $0.096 [3]
Representative current charge - $59.534[5]
* AD&D on employee’s life	Deducted monthly	Maximum - $0.02[3] Minimum - $0.02[3]
Representative current charge - $0.02[5]

*

The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
4.

The representative guaranteed charge for cost of insurance is a sample rate charged for a 51 year old insured who is an active employee. The representative cost of insurance may vary by Executive Group Plan based on age and most common rating class of actual certificates.

5.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other eeimbursements.)	0.37%	1.33%

Portfolio Companies

There are currently 16 variable investment options available under the Executive Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

DWS Variable Series II (Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/BA and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement U.S. Small Cap Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”).

Templeton Investment Counsel, LLC serves as the investment adviser for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

The investment adviser for the MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS").

The investment manager for the T. Rowe Price Variable Funds portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any fund.

Each fund has provided Prudential with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under your Group Contract are as follows:

Charges for Taxes on Premium Payments. Prudential deducts a charge from each premium payment. This charge is to compensate Prudential for a portion of the costs and taxes we incur in selling the Group Contract and Certificates.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3 for administrative expenses from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is $19.56, and applies to insureds at age 99. The lowest current rate per thousand is $0.05, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.07
45	$.12
55	$.32
65	$.90

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand. The highest current rate per thousand for spouse term insurance is currently $2.19, and applies to insureds age 70 and older. The lowest current rate per thousand is $.06, and applies to insureds under age 25.

AD&D on the employee’s life: The rate per thousand currently offered for this coverage is $.020. Generally, one rate is payable at all ages for a given group of insureds.

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period: There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Participant may choose a Face Amount up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $2,000,000. The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

If the Face Amount of Insurance for your Class and age at any time is more than $600,000, you must give evidence of insurability satisfactory to Prudential before the part over the Limit can become effective. This requirement applies: when you first become insured; when your Class changes; or if the Face Amount of Insurance for your Class is changed by an amendment to the Group Contract. Even if you are insured for an amount over $600,000, you will still have to meet this evidence requirement before any increase in your Face Amount of Insurance can become effective.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states). This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage At Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may continue your Group Variable Universal Life coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this "Portable Coverage." Portable rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

See the "Free Look" Period section of the prospectus for more details.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.